UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY - SUBJECT TO COMPLETION

CREDIT SUISSE ASSET MANAGEMENT

INCOME FUND, INC.

Eleven Madison Avenue

New York, New York 10010

(800) 293-1232

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 19, 2022

TO THE SHAREHOLDERS OF

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK) (the “Fund” or “CIK”) will be held, on Tuesday, April 19, 2022, commencing at 2:00 p.m. Eastern time. In light of public health concerns regarding the coronavirus pandemic (COVID-19), the Meeting will be held only in virtual meeting format. You will not be able to attend the Annual Meeting in person.

The purpose of the Meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

(1) To elect one (1) Director of the Fund;

(2) Consider and vote on a proposal to amend the Fund’s charter to increase the number of authorized shares of common stock;

(3) Consider and vote on a proposal to amend the Fund’s charter to permit the Board of Directors, without any action by the shareholders of the Fund, to amend the charter from time to time to increase or decrease the aggregate number of authorized shares of stock of any class or series; and

(4) Consider and vote on a proposal to amend the Fund’s charter to permit the Board of Directors, without any action by shareholders of the Fund, to issue stock from time to time.

These proposals are discussed in greater detail in the attached Proxy Statement. No proposal is contingent upon the approval of any other proposal. The Board of Directors of the Fund has determined that it is in the best interest of shareholders and the Fund to vote “FOR” the proposals.

The close of business on March 11, 2022 has been fixed as the record date (the “Record Date”) for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

Due to the public health impact of the COVID-19 and to support the health and well-being of the Fund’s shareholders, the Meeting will be held virtually on the Internet rather than in person. All shareholders are requested to vote by proxy by completing, dating, and signing the enclosed proxy card and returning it promptly. You also may vote at the virtual Meeting if you choose to attend. A previously submitted proxy card can be revoked by mail (addressed to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010), voting again through the toll-free number or the Internet address listed in the proxy card, or at the Meeting by executing a superseding proxy card or by submitting a notice of revocation. Merely attending the Meeting, however, will not revoke any previously submitted proxy card.

You will be able to attend and participate in the Meeting online and submit your questions or statements prior to and during the Meeting. If you experience any technical difficulties in connection with the Meeting, please call 1-800-292-1232.

If you owned shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com or call AST toll-free at 1-866-745-0271, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your 12-digit control number on your proxy card available when you call or include it in your email. If you choose to email, include your control number, full name and address, your intent to attend the Meeting and insert “Credit Suisse Asset Management Income Fund” in the Subject Line. If you choose to call, please have your control number handy as well. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to AST at attendameeting@astfinancial.com and you should label the email “Legal Proxy” in the subject line. If you hold your shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned shares as of the Record Date through an account statement or some other similar means. Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on Thursday, April 14, 2022. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote at the Meeting.

This notice and related proxy materials are first being mailed to shareholders on or about March 29, 2022.

By order of the Board of Directors,

JOHN G. POPP

Chief Executive Officer and President

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 29, 2022

New York, New York

PRELIMINARY COPY - SUBJECT TO COMPLETION

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

Eleven Madison Avenue

New York, New York 10010

Proxy Statement for the

Annual Meeting of Shareholders

To Be Held on Tuesday, April 19, 2022

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board” and each member thereof, a “Director”), of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held in virtual meeting format on Tuesday, April 19, 2022 (commencing at 2:00 p.m. Eastern time) and at any adjournments thereof (collectively, the “Meeting”). A Notice of Annual Meeting of Shareholders and a proxy card (the “Proxy”) accompany this Proxy Statement.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund; Credit Suisse Asset Management, LLC (“Credit Suisse”), the investment adviser to the Fund; State Street Bank and Trust Company, the administrator of the Fund (the “Administrator”); or AST Fund Solutions, LLC (“AST”), a professional proxy solicitation firm that has been retained by the Fund for a fee not to exceed $1,500 plus all reasonable out of pocket expenses (mailings, emails, and shareholder telephone calls) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and proxy solicitation firms for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment of AST for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement and accompanying Proxy are expected to be mailed to shareholders on or about March 29, 2022.

The principal executive office of the Fund and Credit Suisse is Eleven Madison Avenue, 9th Floor, New York, New York 10010. The principal executive office of the Administrator is One Lincoln Street, Boston, Massachusetts 02111.

The Fund’s Annual Report containing audited financial statements for the fiscal year ended December 31, 2021 has previously been furnished to all shareholders of the Fund. The Fund’s Annual Report is not to be regarded as proxy-soliciting material.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted “FOR” each proposal presented for approval at the Meeting and will be voted on any matters that may properly come before the Meeting in accordance with the judgment of the persons named in the Proxy. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010), voting again through the toll-free number or the Internet address listed in the Proxy or at the Meeting by executing a superseding Proxy or by submitting a notice of revocation. Merely attending the Meeting, however, will not revoke any previously submitted Proxy.

A quorum of shareholders is constituted by the presence at the virtual meeting or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy or the Chairman of the Meeting will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned by the Chairman of the Meeting or the shareholders may propose an adjournment of the Meeting to permit further solicitation of Proxies. Any such adjournment by the shareholders will require the affirmative vote of a majority of the Fund’s shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

The election of a Director in Proposal 1 will require that the candidate receive a plurality of the votes cast at the Meeting virtually or by proxy. A “plurality” vote means the candidate who receives the largest number of votes cast (even if they receive less than a majority) will be elected as a Director. Since the candidate for election as a Director in Proposal 1 is running unopposed, the candidate only needs one vote to be elected if there is a quorum present at the Meeting. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election.

Each amendment to the Fund’s charter in Proposals 2, 3 and 4 will require the vote of a majority of the shares of the Fund outstanding and entitled to vote at the Meeting virtually or by proxy. Abstentions and broker non-votes will be treated as votes against the amendments.

No Proposal is contingent upon the approval of any other Proposal.

Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

The Fund has one class of shares of capital stock, par value $0.001 per share (the “Shares”). On the record date, March 11, 2022, there were 52,338,992 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote. In accordance with the rules of the Securities and Exchange Commission (“SEC”), the Fund is advising its shareholders of the availability on the Internet of the proxy materials relating to the Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because the Fund has elected to utilize the “full set delivery” option, the Fund is delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

In order that your Shares may be represented at the Meeting, you are requested to:

—indicate your instructions on the Proxy;

—date and sign the Proxy;

—mail the Proxy promptly in the enclosed envelope; and

—allow sufficient time for the Proxy to be received and processed on or before 2:00 p.m. Eastern Time on April 19, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Fund to Be Held on Tuesday, April 19, 2022. The Notice of Annual Meeting of Shareholders, Proxy Statement and the Fund’s most recent annual report are available on the Internet at www.credit-suisse.com/us. The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended December 31, 2021 to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, NY 10010, or call Telephone: 1-800-293-1232. You may also call for information on how to obtain directions to be able to attend the Meeting and vote virtually.

PROPOSAL 1: ELECTION OF DIRECTOR

The first proposal to be submitted at the Meeting will be the election of one (1) Non-Interested Director (as defined below) of the Fund to hold office for the term set forth below and until her respective successor is duly elected and qualified. Directors who are not “interested persons” (as that term is defined in Section 2(a)(19) of the

Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund and the Fund’s investment adviser, Credit Suisse, are referred to in this Proxy Statement as “Non-Interested Directors”. “Interested persons” of a fund include, among others, persons who currently have or have had certain affiliations or relationships with the fund or its investment adviser or principal underwriter.

Pursuant to the Fund’s Articles of Incorporation, the Board is divided into three classes, with each class having a term of three years. Each year the term of one class will expire. Laura A. DeFelice has been nominated to serve as a Class III Director whose term will expire at the Fund’s 2025 Annual Meeting of Shareholders or until her successor is duly elected and qualified. Ms. DeFelice currently serves as a Director of the Fund. Each of Jeffrey E. Garten and Steven N. Rappaport currently serve as a Class I Director for a three-year term to expire at the Fund’s 2023 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Each of Mahendra R. Gupta and John G. Popp currently serve as a Class II Director for a three-year term to expire at the Fund’s 2024 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

The nominee has indicated an intention to continue to serve if elected and has also consented to being named in this Proxy Statement.

The following tables set forth certain information regarding the nominee for election to the Board, Directors whose terms of office continue beyond the Meeting, and the principal officers of the Fund.

DIRECTORS/NOMINEE

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen By Director	Other Directorships Held By Director During Past Five Years

Non-Interested Nominee for Director:

Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Director, Nominating Committee and Audit Committee Member	Director since 2018; current term ends at the 2022 annual meeting	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	Director of the Lyric Opera of Chicago (performing arts) from December 2021 to present.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen By Director	Other Directorships Held By Director During Past Five Years

Non-Interested Directors:

Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1946	Director, Nominating Committee and Audit Committee Member	Director since 2018; current term ends at the 2023 annual meeting	Dean Emeritus of Yale School of Management from July 2015 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to June 2017.	9	Director of Aetna, Inc. (insurance company) from January 1999 to 2019; Director of CarMax Group (used car dealers) from January 2002 to 2019; Director of Miller Buckfire & Co., LLC (financial restructuring) from January 2008 to 2019.

Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Director, Nominating Committee Member and Audit Committee Chairman	Director since 2018 and Chairman of the Audit Committee since 2019; current term ends at the 2024 annual meeting	Professor, Washington University in St. Louis from July 1990 to present; Partner, R.J. Mithaiwala (Food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (Agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (Benchmark research) from July 2001 to present.	9	Director of Caleres Inc. (footwear) from May 2012 to present; Chair of the finance committee at the Foundation of Barnes Jewish Hospital (healthcare) from January 2021 to present; Director of Koch Development Corporation (real estate development) from November 2017 to December 2020; Director of Supernova (fin-tech) from June 2014 to September 2018.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen By Director	Other Directorships Held By Director During Past Five Years

Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1948	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Director since 2005 and Chairman since 2012; current term ends at the 2023 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from 2013 to 2018	9	Director of Aberdeen Emerging Markets Equity Income Fund, Inc. (a closed-end investment company); Director of Aberdeen Funds (18 open-end portfolios); Director of iCAD, Inc. (a surgical & medical instruments & apparatus company) from 2006 to 2018.

Interested Director:

John G. Popp** Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Director; Chief Executive Officer and President	Director since 2013; current term ends at the 2024 annual meeting Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.	9	None.

*

Subject to the Fund’s retirement policy, no Director shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Director shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Director.

**	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.
***

The “Fund Complex” consists of Credit Suisse High Yield Bond Fund, Credit Suisse Asset Management Income Fund, Inc., Credit Suisse Commodity Strategy Funds (which currently consists of two portfolios), Credit Suisse Opportunity Funds (which currently consists of four portfolios) and Credit Suisse Trust (which currently consists of one portfolio).

OFFICERS WHO ARE NOT DIRECTORS

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Flannery Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1974	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse U.S. High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1983	Chief Financial Officer and Treasurer	Since 2019	Director of Credit Suisse since March 2019; Senior Manager of PricewaterhouseCoopers, LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.

Jason Gossett Credit Suisse Asset Management, LLC Raleigh Lt. Building Morrisville, North Carolina 27560 Year of Birth: 1982	Interim Chief Compliance Officer	Since 2021	Vice President of Credit Suisse since 2018; Associated with Credit Suisse since June 2015; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Legal Officer	Since 2015	Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1963	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

*

The current terms of office of the Fund’s officers will end at the Board of Directors’ meeting next following the Meeting, at which meeting it is anticipated that the Board will consider electing the Fund’s officers for an additional term.

Qualification of Board of Directors/Nominee

The Board believes that each Director’s and nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director and nominee should serve as a Director. Among the attributes common to all Directors and the nominee are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s or nominee’s ability to perform his or her duties effectively may have been attained through the Director’s or nominee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director and nominee that support the conclusion that each person should serve as a Director.

Non-Interested Director/Nominee

Laura A. DeFelice. Ms. DeFelice has been a Director since 2017 of all of the open-end Credit Suisse Funds in the Fund Complex. Ms. DeFelice is the founding principal of two companies, one focusing on multi-family and commercial real estate ownership, leasing and management and the other focusing on renewable energy project development. Ms. DeFelice also currently serves on the board of trustees of another closed-end fund in the Fund Complex. She has over 25 years of business experience in the financial services industry, including as a law firm partner specializing in structured finance.

Non-Interested Directors

Jeffrey E. Garten. Mr. Garten has been a Director since 1998 (except for part of 2000) of all of the open-end Credit Suisse Funds in the Fund Complex. Mr. Garten also currently serves on the board of trustees of another closed-end fund in the Fund Complex. In addition, he has over 40 years of executive, business and academic experience in the areas of international trade and finance and business management.

Mahendra R. Gupta. Mr. Gupta has been a Director since 2017, and Chairman of the Audit Committee since 2017 of all of the open-end Credit Suisse Funds in the Fund Complex. Mr. Gupta also currently serves on the board of trustees of another closed-end fund in the Fund Complex Mr. Gupta is a Professor at Washington University in St. Louis. He has over 25 years of academic experience as a professor of accounting and management.

Steven N. Rappaport. Mr. Rappaport has been a Director since 2005 and Chairman of the Board and Chairman of the Nominating Committee since 2012. In addition, he has over 30 years of business experience in the financial services industry. Mr. Rappaport also serves on the boards of directors of other funds, including funds in the Fund Complex.

Interested Director

John G. Popp. Mr. Popp has been a Director since 2013. He has over 30 years of business experience in the financial services industry. Mr. Popp also serves as Chief Executive Officer and President of all the funds in the Credit Suisse Fund Complex, and is a trustee of another closed-end fund in the Fund Complex. Mr. Popp has been a trustee of all the open-end funds in the Fund Complex since 2017.

Specific details regarding each Director’s and nominee’s principal occupations during the past five years are included in the table above.

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Director or nominee.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Credit Suisse Family of Investment Companies*(1)(3)

Non-Interested Nominee for Director:

Laura A. DeFelice	A	D

Non-Interested Directors:

Jeffrey E. Garten	A	B
Mahendra R. Gupta	A	E
Steven N. Rappaport	E	E

Interested Director:

John G. Popp	A	D

*	Key to Dollar Ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	over $100,000

(1)

This information has been furnished by each Director as of December 31, 2021. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	The Fund’s Directors and officers, in the aggregate, own less than 1% of the Fund’s outstanding equity securities.

(3)

“Credit Suisse Family of Investment Companies” means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2021, none of the non-interested nominee for election to the Board, the other Non-Interested Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

During the fiscal year ended December 31, 2021, each Non-Interested Director received an annual fee of $20,000 and $2,000 for each meeting of the Board attended by him or her and was reimbursed for expenses incurred in connection with his or her attendance at the Fund’s Board meetings. The total remuneration paid by the Fund during the fiscal year ended December 31, 2021 to all such Non-Interested Directors was $135,000. The Chairman of the Board receives an additional annual fee of $5,000 and the Audit Committee Chairman receives an additional annual fee of $2,000. Effective January 1, 2022, the annual fee to each Non-Interested Director increased to $22,000.

During the fiscal year ended December 31, 2021, the Board convened nine times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he or she served during the period for which he or she was a Director.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to-day basis. The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. The Board is currently composed of five members each of whom, other than Mr. Popp, is a Non-Interested Director. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Non-Interested Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven Rappaport, a Non-Interested Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of Credit Suisse and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

All of the Directors, except for John Popp, constitute the Fund’s Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE American, LLC, formerly known as NYSE MKT, LLC (the “NYSE American”)). The Audit Committee convened four times during the fiscal year ended December 31, 2021. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

All of the Directors, except for John Popp, constitute the Fund’s Nominating Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE American). The Nominating Committee met three times during the fiscal year ended December 31, 2021. At a meeting of the Nominating Committee held on February 22, 2022, the Nominating Committee (with the nominee abstaining from voting) determined to recommend to the full Board the nomination of Laura A. DeFelice for a three-year term. The Nominating Committee selects and recommends to the full Board candidates for nomination as Directors. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund’s proxy statement dated March 19, 2021). In nominating candidates, the Nominating Committee will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. With respect to diversity, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010. Shareholders or shareholder groups submitting proposed candidates must substantiate compliance with the requirements in the Fund’s By-laws at the time of submitting their proposed candidate. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). To be considered for inclusion in the Fund’s proxy statement, the submission must be delivered to or mailed and received at the principal executive offices of the Fund not later than 120 days, nor earlier than 150 days, before the first anniversary of the date on which the Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not earlier than 150 days prior to such annual meeting and not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

COMPENSATION

The following table shows certain compensation information for the Directors for the fiscal year ended December 31, 2021. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund’s executive officers or Directors who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Director or Nominee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid To Director or Nominee*
Non-Interested Nominee for Director:

Laura DeFelice	$32,000	$159,700

Non-Interested Directors:
Jeffrey Garten	$32,000	$159,700
Mahendra Gupta	$34,000	$171,200
Steven Rappaport	$37,000	$194,700

*	9 funds comprise the Fund Complex and each Director serves as a director/trustee on the board of each fund in the Fund Complex.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the election of the nominee to the Board.

PROPOSAL 2: CONSIDERATION OF AN AMENDMENT TO CIK’S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Description of the Proposed Amendment

The Board has unanimously approved, and has recommended that the CIK shareholders approve, an amendment to CIK’s charter to increase the number of CIK’s authorized shares of common stock from 100,000,000 to 1,000,000,000 shares. A form of the proposed amendment is attached as Appendix A to this Proxy Statement.

Article V of CIK’s charter, filed on March 10, 1987, currently provides that the total number of shares of all classes of stock that CIK has authority to issue is 100,000,000 shares of common stock. If this proposal is approved, CIK will be authorized to issue a total of 1,000,000,000 shares of stock.

If Proposal 2 is not approved by shareholders at the Meeting but Proposal 3 (discussed below) is approved, the authorized capital of CIK nonetheless will be increased to 1,000,000,000 shares of common stock in reliance on the authority granted to the Board in the charter amendment contemplated by Proposal 3.

Potential Benefits of the Proposed Amendment

The proposed amendment to CIK’s charter authorizing an increase in the number of authorized shares of common stock to 1,000,000,000 shares will provide CIK with sufficient shares of authorized common stock to continue issuing new shares in connection with CIK’s ongoing at-the-market (“ATM”) offering program. It will also give CIK the flexibility to make future issuances of stock in furtherance of its investment objectives without the necessity of delaying such activities for further shareholder approval (except to the extent that shareholder approvals may be required in particular cases by CIK’s charter documents, applicable laws or the rules of any stock exchange on which CIK’s securities are listed).

Pursuant to the Fund’s shelf registration statement on Form N-2 (the “Shelf Registration Statement”), CIK may issue and sell, from time to time, new shares of common stock with an aggregate value of up to $250 million. CIK is currently engaged in an at-the-market offering of up to $150 million of shares of common stock (the “ATM offering program”). Under the ATM offering program, shares of the Fund may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE American or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Any proceeds raised through the ATM offering program will be used for investment purposes. CIK cannot currently offer the full $250 million of shares of common stock registered under the Shelf Registration Statement in the ATM offering program because of the current limit on the number of authorized shares of common stock in the Fund’s charter. New shares of common stock issued and sold through the ATM offering program need to be authorized for issuance under CIK’s charter. As of February 28, 2022, CIK has 47,661,008 remaining authorized shares of common stock under its current charter, and currently expects to exhaust those remaining shares within approximately thirty-one months. If those shares are exhausted before the charter is amended to increase the number of authorized shares of common stock, CIK will be unable to continue issuing and offering new shares pursuant to the the ATM offering program or otherwise. If the charter amendment is approved, the Fund intends to increase the size of the ATM offering program to the full $250 million of shares of common stock registered under the Shelf Registration Statement.

Potential Risks of the Proposed Amendment

Any future issuances of additional shares of common stock would have the effect of diluting the voting rights of existing shareholders, and could have the effect of diluting earnings per share and book value per share of existing shareholders. In addition, the availability for issuance of additional shares of common stock could discourage and make more difficult efforts to obtain control of CIK. For example, CIK’s authorized but unissued common stock could be issued in one or more transactions that could delay, defer or prevent a transaction or change in control of CIK that might involve a premium price for its shareholders or otherwise be in their best interest. As of the date of this proxy statement, CIK and the Board are not aware of any attempt or plan to obtain control of CIK, and anti-takeover considerations are not part of the Board’s rationale for recommending the proposed amendment. Other than in connection with its existing ATM offering program and any future ATM offering programs, CIK has no present intention or plans to issue any additional shares of common stock.

Board Approval of the Proposed Amendment

On February 22, 2022, CIK’s Board, based on its review and evaluation of the materials it received from the Adviser and CIK’s administrator, and after receiving advice from independent legal counsel, unanimously adopted resolutions setting forth the foregoing amendment to CIK’s charter, declaring the amendment to be advisable, directing that the amendment be submitted for consideration at the annual meeting of CIK’s shareholders and recommending that shareholders vote for the approval of the amendment. The Board took both the potential benefits and the potential risk factors into account when making its determination that increasing the number of authorized shares of CIK’s common stock is in the best interests of CIK and its shareholders.

When the Proposed Amendment Would Become Effective

If approved by CIK’s shareholders, the proposed charter amendment would become effective as of the date when Articles of Amendment are filed with the State Department of Assessments and Taxation of the State of Maryland or as of such other date as set forth in the Articles of Amendment, not to exceed 30 days after the Articles of Amendment are filed with the Department. It is expected that the Articles of Amendment, if the proposed amendment is approved by the shareholders, would be filed as soon as practicable following the annual meeting. The exact timing of the filing, however, would be determined by CIK, which reserves the right to delay the filing following shareholder approval until such time as determined by the Board in its sole discretion. In addition, CIK reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the amendment if, at any time prior to the effective time of the Articles of Amendment, the Board, in reliance Section 2-612 of the Maryland General Corporation Law (the “MGCL”), determines in its sole discretion that the amendment is no longer in the best interests of CIK or its shareholders.

Recommendation of the Board of Directors

The Board, unanimously recommends a vote “FOR” the foregoing amendment to the CIK charter.

PROPOSAL 3: CONSIDERATION OF AN AMENDMENT TO CIK’S CHARTER GRANTING AUTHORITY TO THE BOARD TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES OF ANY CLASS OR SERIES

Description of the Proposed Amendment

The members of the Board have unanimously approved, and have recommended that the CIK shareholders approve, an amendment to CIK’s charter to permit the Board, without any action by the shareholders, to amend CIK’s charter from time to time to increase or decrease the aggregate number of shares of stock that CIK has authority to issue. A form of the amendment is attached as Appendix B to this Proxy Statement.

The provision permitting the Board to amend CIK’s charter to increase or decrease the number of authorized shares was not permissible when CIK was incorporated as a Maryland corporation in 1987. At that time, the Maryland General Corporation Law required a vote of the corporation’s shareholders to approve any amendment to the number of authorized shares specified in a corporation’s charter. However, Section 2-105(a)(13) of the MGCL now permits the charter of a Maryland corporation to include a provision permitting the board of directors, by a majority vote of the entire board, to amend the charter to increase or decrease the number of authorized shares of stock or the number of authorized shares of any class or series of stock, without the need for shareholder approval. In order to take advantage of that simpler procedure for changing the number of authorized shares of stock, a corporation needs to amend its charter to add a specific provision giving the board that authority, and any such amendment needs to be approved by the shareholders.

If Proposal 3 is not approved by shareholders at the Meeting but Proposal 2 (discussed above) is approved, the authorized capital of CIK nonetheless will be increased to 1,000,000,000 shares of common stock in reliance on the authority granted to the Board in the charter amendment contemplated by Proposal 2.

Potential Benefits of the Proposed Amendment

The Board believes that it is in the best interests of CIK and its shareholders to grant the Board the flexibility to increase CIK’s authorized shares of capital stock without incurring the additional costs associated with soliciting a shareholder vote at an annual or special meeting. Furthermore, the Board believes that, in the future, occasions may arise where the time required to obtain shareholder approval might adversely delay CIK’s ability to enter into a desirable transaction. In particular, granting the Board the flexibility to increase CIK’s authorized shares of capital stock will permit CIK to continue issuing new shares in connection with the current ATM offering program and any future ATM offering programs without seeking shareholder approval of future issuances. See “Proposal 2—Potential Benefits of the Proposed Amendment” for further discussion of the ATM offering program.

Potential Risks of the Proposed Amendment

Any future issuances of additional shares of common stock would have the effect of diluting the voting rights of existing shareholders, and could have the effect of diluting earnings per share and book value per share of existing shareholders. In addition, the availability for issuance of additional shares of common stock could discourage and make more difficult efforts to obtain control of CIK. For example, CIK’s authorized but unissued common stock could be issued in one or more transactions that could delay, defer or prevent a transaction or change in control of CIK that might involve a premium price for its shareholders or otherwise be in their best interest. As of the date of this proxy statement, CIK and the Board are not aware of any attempt or plan to obtain control of CIK, and anti-takeover considerations are not part of the Board’s rationale for recommending the proposed amendment. Other than in connection with its existing ATM offering program and any future ATM offering programs, CIK has no present intention or plans to issue any additional shares of common stock.

If Proposal 3 is approved by shareholders, shareholders will no longer have the authority to approve increases or decreases in the number of authorized shares.

Board Approval of the Proposed Amendment

On February 22, 2022, the CIK Board, based on its review and evaluation of the materials it received from the Adviser and CIK’s administrator, and after receiving advice from independent legal counsel, adopted resolutions setting forth the foregoing amendment to CIK’s charter, declaring the amendment to be advisable, directing that the amendment be submitted for consideration at the annual meeting of CIK’s shareholders and recommending that shareholders vote for the approval of the amendment. The Board took both the potential benefits and the potential risk factors into account when making its determination that granting the Board the authority to change the number of authorized shares of CIK’s stock, or any class or series of CIK’s stock, is in the best interests of CIK and its shareholders.

When the Proposed Amendment Would Become Effective

If approved by CIK’s shareholders, the proposed charter amendment would become effective as of the date when Articles of Amendment are filed with the State Department of Assessments and Taxation of the State of Maryland or as of such other date as set forth in the Articles of Amendment, not to exceed 30 days after the Articles of Amendment are filed with the Department. It is expected that the Articles of Amendment, if the proposed amendment is approved by the shareholders, would be filed as soon as practicable following the annual meeting. The exact timing of the filing, however, would be determined by CIK, which reserves the right to delay the filing following shareholder approval until such time as determined by the Board in its sole discretion. In addition, CIK reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the amendment if, at any time prior to the effective time of the Articles of Amendment, the Board, in reliance on Section 2-612 of the MGCL, determines in its sole discretion that the amendment is no longer in the best interests of CIK or its shareholders.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the foregoing amendment to CIK’s charter.

PROPOSAL 4: CONSIDERATION OF AN AMENDMENT TO CIK’S CHARTER GRANTING AUTHORITY TO THE BOARD TO ISSUE STOCK

Description of the Proposed Amendment

The members of the Board have unanimously approved, and have recommended that the CIK shareholders approve, an amendment to CIK’s charter to permit the Board, without any action by the shareholders, to authorize the issuance from time to time of shares of stock of CIK. A form of the amendment is attached as Appendix C to this Proxy Statement.

Section 2-204 of the MGCL requires shareholder consent to issue stock of a corporation unless either (i) the charter of the corporation expressly permits the board of directors to authorize the issuance, (ii) the charter does not require shareholder approval of the issuance and the value of the consideration to be received is at least equal to the par value of the stock to be issued, or (iii) the issuance as authorized by the board of directors was submitted for and approved at either an annual or special meeting of the shareholders. Given the broad authority for these types of actions otherwise provided to the board of directors by statute and typically in charters, it is common for a Maryland corporation to specify in its charter that its board of directors has full authority to issue stock in all circumstances.

Potential Benefits of the Proposed Amendment

The Board believes that it is in the best interests of CIK and its shareholders to amend CIK’s charter to clarify the Board’s authority to issue stock so as to potentially avoid incurring additional costs associated with soliciting a shareholder vote at an annual or special meeting where such authority may be unclear under CIK’s current charter. If the proposed amendment is approved by the CIK shareholders, CIK would not need to seek shareholder approvals prior to the issuance of any additional shares of common stock, except to the extent that shareholder approvals may be required in particular cases by CIK’s charter documents, applicable laws or the rules of any stock exchange on which CIK’s securities are listed. The rights and privileges of holders of CIK’s common stock would not be changed in any other way by the proposed amendment, and any additional shares of common stock that are authorized in the future would have the same rights and privileges as the shares of common stock currently outstanding.

In addition, providing the Board the explicit authority to issue stock from time to time in CIK’s charter reflects authority that the Board mostly has under the MGCL and clarifies the Board’s authority all instances.

Potential Risks of the Proposed Amendment

Any future issuances of additional shares of common stock would have the effect of diluting the voting rights of existing shareholders, and could have the effect of diluting earnings per share and book value per share of existing shareholders. In addition, the availability for issuance of additional shares of common stock could discourage and make more difficult efforts to obtain control of CIK. For example, CIK’s authorized but unissued common stock could be issued in one or more transactions that could delay, defer or prevent a transaction or change in control of CIK that might involve a premium price for its shareholders or otherwise be in their best interest. As of the date of this proxy statement, CIK and the Board are not aware of any attempt or plan to obtain control of CIK, and anti-takeover considerations are not part of the Board’s rationale for recommending the proposed amendment. Other than in connection with its existing ATM offering program and any future ATM offering programs, CIK has no present intention or plans to issue any additional shares of common stock.

Board Approval of the Proposed Amendment

On February 22, 2022, the CIK Board, based on its review and evaluation of the materials it received from the Adviser and CIK’s administrator, and after receiving advice from independent legal counsel, adopted resolutions setting forth the foregoing amendment to CIK’s charter, declaring the amendment to be advisable, directing that the amendment be submitted for consideration at the annual meeting of CIK’s shareholders and recommending that shareholders vote for the approval of the amendment. The Board took both the potential benefits and the potential risk factors into account when making its determination that clarifying the Board’s authority to issue stock in CIK’s charter is in the best interests of CIK and its shareholders.

When the Proposed Amendment Would Become Effective

If approved by CIK’s shareholders, the proposed charter amendment would become effective as of the date when Articles of Amendment are filed with the State Department of Assessments and Taxation of the State of Maryland or as of such other date as set forth in the Articles of Amendment, not to exceed 30 days after the Articles of Amendment are filed with the Department. It is expected that the Articles of Amendment, if the proposed amendment is approved by the shareholders, would be filed as soon as practicable following the annual meeting. The exact timing of the filing, however, would be determined by CIK, which reserves the right to delay the filing following shareholder approval until such time as determined by the Board in its sole discretion. In addition, CIK reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the amendment if, at any time prior to the effective time of the Articles of Amendment, the Board, in reliance on Section 2-612 of the MGCL, determines in its sole discretion that the amendment is no longer in the best interests of CIK or its shareholders.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the foregoing amendment to CIK’s charter.

OTHER BOARD-RELATED MATTERS

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board c/o the Secretary of the Fund. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

REPORT OF THE AUDIT COMMITTEE

Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix B to the Fund’s proxy statement dated March 19, 2021), the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm and overseeing the Fund’s internal controls. The Fund’s Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the independent registered public accounting firm to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Company Accounting Oversight Board (United States) (“PCAOB”).

The Audit Committee has met with the Fund’s management to discuss, among other things, the Fund’s audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee has also met with the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), and discussed with them certain matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received from PwC the letter required by the SEC’s independence rules describing any relationships between it and the Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to the Fund, Credit Suisse and its affiliates was compatible with maintaining PwC’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2021 Annual Report to Shareholders for the fiscal year ended December 31, 2021 and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of the Fund’s Board of Directors

Laura A. DeFelice

Jeffrey E. Garten

Mahendra R. Gupta

Steven N. Rappaport

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 25, 2020, the Board approved the dismissal of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund. The Board’s decision to approve the dismissal of KPMG was recommended by the Audit Committee of the Board. The reports of KPMG on the Fund’s financial statements as of and for the fiscal years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal years ended December 31, 2019 and December 31, 2018 and during the period from the end of the fiscal year ended December 31, 2019 through June 25, 2020, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such periods. During the Fund’s fiscal years ended December 31, 2019 and December 31, 2018 and during the period from the end of fiscal year ended December 31, 2019 through June 25, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act). The Fund previously provided KPMG with a copy of the foregoing disclosure and requested that KPMG furnish the Fund with a letter addressed to the SEC stating whether or not it agreed with the statements made above. A copy of KPMG’s letter dated June 26, 2020 was filed as Exhibit 16.1 to the Fund’s Current Report on Form 8-K filed on June 29, 2020 with the SEC.

On June 25, 2020, upon the recommendation of the Audit Committee, the Board approved the engagement of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2020. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement, if the representatives so desire, and will be available to answer any questions that may arise.

During the period from the end of the fiscal year ended December 31, 2019 through June 25, 2020, neither the Fund, nor anyone on its behalf consulted with PwC, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the 1934 Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act.

The information in the table below is provided for services rendered to the Fund showing the amount of fees billed to the Fund during the Fund’s last two fiscal years by PwC and KPMG. The tax fees billed to the Fund for the fiscal year 2020 are the only fees that have been billed to the Fund by KPMG. All other fees listed in the tables below were billed to the Fund by PwC. For engagements with PwC and KPMG the Audit Committee approved in advance all audit services and non-audit services that PwC and KPMG provided to the Fund for its fiscal years ended December 31, 2020 and December 31, 2021.

	2020	2021
Audit Fees	$47,900	$47,900
Audit-Related Fees(1)	$—	$0
Tax Fees(2)	$4,940	$4,000
All Other Fees(3)	$—	$100,000
Total	$52,840	$151,900

(1)	Services include agreed-upon procedures in connection with the Fund’s semi-annual financial statements ($0 in 2020 and $0 in 2021 to PwC).
(2)	Tax services in connection with the Fund’s excise tax calculations and review of the Fund’s applicable tax returns.
(3)

Services include $60,000 paid to KPMG in 2021 for the issuance of a comfort letter and consent letter and $40,000 paid to PwC in 2021 for the issuance of a comfort letter and consent letter in connection with the Fund’s registration statement on Form N-2 and prospectus supplement.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (each a “Covered Services Provider”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by KPMG and PwC for the fiscal years ended December 31, 2020 and December 31, 2021 for non-audit services rendered to the Fund, Credit Suisse or Covered Service Providers for the fiscal years ended December 31, 2020 and December 31, 2021 were $4,940 and $104,000, respectively.

All of the services described above were pre-approved by the Audit Committee.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon the Fund’s review of filings made pursuant to Section 13 of the 1934 Act, as of February 10, 2022, to the Fund’s knowledge the following shareholders beneficially owned over 5% of the Fund’s Shares:

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	First Trust Portfolios L.P.	7,091,458	*	13.55%

*

As stated in Schedule 13G/A filed with the SEC on January 12, 2022, First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation share beneficial ownership of 7,091,458 Shares, or 13.55% of the common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s Shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms and amendments thereto filed electronically with the SEC during the fiscal year ended December 31, 2021 received by it and written representations from such persons, to the knowledge of the Fund, for the fiscal year ended December 31, 2021, such reports were filed on a timely basis, with the exception of a Form 3 submission relating to Jason Gossett’s appointment as Interim Chief Compliance Officer, which was inadvertently not filed in a timely manner and has since been filed.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund’s proxy materials relating to its 2023 annual meeting of shareholders, pursuant to Rule 14a-8 under the 1934 Act, the shareholder must deliver the proposal to the offices of the Fund by November 18, 2022. Under Rule 14a-8, a shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. Additionally, a shareholder desiring to submit a proposal must be: (i) a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least three years, (ii) a record or beneficial owner of Shares with a market value of at least $15,000 and must have held such Shares for at least two years, or (iii) a record or beneficial owner of Shares with a market value of at least $25,000 and must have held such Shares for at least one year. However, a shareholder who has been a record or beneficial owner of Shares with a market value of at least $2,000 for at least one year as of January 4, 2021 and who continuously maintains at least $2,000 of such securities from January 4, 2021 through the date the Shareholders proposal is submitted to the Fund is also eligible to submit a proposal for inclusion in the Fund’s proxy materials. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.

Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy materials relating to its 2023 annual meeting of shareholders pursuant to Rule 14a-8 under the 1934 Act may submit a proposal to be considered for inclusion in the Fund’s proxy materials relating to its 2023 annual meeting of shareholders in accordance with the Fund’s By-laws. Such shareholder proposal must be received by the Fund no earlier than October 19, 2022 and no later than November 18, 2022.

Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder in compliance with the requirements in the Fund’s By-laws.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) to and received by, Credit Asset Management Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010 not later than 120 days, nor earlier than 150 days, before the first anniversary of the date on which the Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not earlier than 150 days prior to such annual meeting and not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Any such notice by a shareholder shall set forth:

(i)    as to any business that the shareholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the annual meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(ii)    as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

(1)    the name and address of such shareholder, as they appear on the Fund’s books, and of such beneficial owner,

(2)    the class and number of shares which are owned beneficially and of record by such shareholder and such beneficial owner and any Person1 who has a Disclosable Relationship2 with such shareholder or beneficial owner (“Shareholder Associate”),

(3)    the name of each nominee holder of shares owned beneficially but not of record by such shareholder and such beneficial owner and their respective Shareholder Associates, and the number of such shares held by each such nominee holder,

(4)    a description of any agreement, arrangement or understanding (whether written or oral) with respect to the proposal between or among such shareholder and such beneficial owner, any of their respective Shareholder Associates, and any other Person or Persons (including their names) in connection with the proposal of such business and any material interest of such Person or any Shareholder Associate of such Person, in such business, including any anticipated benefit therefrom to such Person, or any Shareholder Associate of such Person,

(5)    a description of any agreement, arrangement or understanding, whether written or oral (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares), that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such

1    “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a series or portfolio of any of the foregoing, or a government or political subdivision or an agency or instrumentality thereof.

2    “Disclosable Relationship” with respect to another Person means (A) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of any agreement, arrangement, understanding (whether written or oral) or practice, including sharing of information, decisions or actions, of a Person with such other Person with respect to the Fund or shares of the Fund, (B) the beneficial ownership of securities of any Person known by such Person to beneficially own shares of the Fund and of which such Person knows such other Person also beneficially owns any securities, (C) sharing beneficial ownership of any securities with such other Person, (D) being an immediate family member of such other Person, (E) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of a material business or professional relationship with such other Person or with any Person of which such other Person is a holder of 5% or more of the outstanding voting securities, officer, director, general partner, managing member or employee or (F) controlling, being controlled by or being under common control with such other Person.

shareholder and such beneficial owners or their respective Shareholder Associates, the effect or intent of which is to mitigate loss to, manage the risk of or benefit from Fund share price changes, or increase or decrease the voting power of, such shareholder or such beneficial owner or their respective Shareholder Associates, with respect to shares of the Fund,

(6)    a description of all commercial and professional relationships and transactions between or among such shareholder and such beneficial owners or their respective Shareholder Associates, and any other Person or Persons known to such shareholder and such beneficial owners or their respective Shareholder Associates to have a material interest in the matter that is the subject of such notice,

(7)    the investment strategy or objective, if any, of such shareholder and such beneficial owners and their respective Shareholder Associates that are not individuals, and a copy of the most recent prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such shareholder, beneficial owner and each such Shareholder Associate,

(8)    a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business,

(9)    a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund’s outstanding shares required to approve or adopt the proposal and/or (b) otherwise to solicit proxies from shareholders in support of such proposal, and

(10)    any other information relating to such shareholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such shareholder or beneficial owner with respect to the proposed business to be brought by such Shareholder or beneficial owner before the meeting pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder, whether or not the shareholder submitting the notice intends to deliver a proxy statement or solicit proxies.

(iii)    A shareholder providing notice of any business proposed to be brought before a meeting of shareholders shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for determining the shareholders entitled to receive notice of the meeting of shareholders and such update and supplement shall be received by the Secretary of the Fund at the principal executive offices of the Fund not later than 5 business days after the record date for determining the shareholders entitled to receive notice of the meeting of shareholders.

The foregoing notice requirements shall be deemed satisfied by a shareholder if the shareholder has notified the Fund of his, her or its intention to present a proposal at a meeting in compliance with Rule 14a-8 promulgated under the 1934 Act and such shareholder’s proposal has been included in a proxy statement that has been prepared by the Fund to solicit proxies for such meeting.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2023 annual meeting of shareholders not included in the proxy statement and form of proxy that are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at (800) 293-1232. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Fund in writing at: Eleven Madison Avenue, 9th Floor, New York, New York 10010 or call the Fund at (800) 293-1232.

Other Business

Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

Appendix A

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

ARTICLES OF AMENDMENT

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

FIRST:     The charter of the Corporation (the “Charter”) is hereby amended by replacing the first sentence of Section 1 of Article V of the Charter with the following:

The total number of shares of stock that the Corporation has authority to issue is 1,000,000,000 shares of common stock, of the par value of $0.001 per share, all of one class, having an aggregate par value of $1,000,000.

SECOND:    Immediately before the amendment set forth above, the total number of shares of stock of all classes that the Corporation has authority to issue is 100,000,000 shares, all of which have been classified as common stock, par value $0.001 per share. The aggregate par value of all shares of all classes is $100,000.

THIRD:     As amended, the total number of shares of stock of all classes that the Corporation has authority to issue is 1,000,000,000 shares, all of which have been classified as common stock, par value $0.001 per share. The aggregate par value of all shares of all classes is $1,000,000.

FOURTH:     [The amendment to the Charter that is effected by these Articles of Amendment has been advised by the board of directors of the Corporation and approved by the stockholders of the Corporation in the manner and by the vote required by the Maryland General Corporation Law and the Charter.] [The amendment to the Charter that is effected by these Articles of Amendment has been approved by a majority of the entire board of directors of the Corporation and is limited to a change expressly authorized by Section 2-605(a)(2) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.]

FIFTH:    As amended hereby, the Charter shall remain in full force and effect.

SIXTH:     These Articles of Amendment shall be effective as of the [] day of [] 2022.

[signatures on the next page]

A-1

IN WITNESS WHEREOF, CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by the person named below who acknowledges that these Articles of Amendment are the act of the Corporation and that, as to all matters and facts required to be verified under oath and to the best of his knowledge, information, and belief under the penalties of perjury, the matters and facts set forth herein are true in all material respects, as of this [] day of [], 2022.

ATTEST:	CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

By:
Karen Regan		John G. Popp
Secretary		President and Chief Executive Officer

A-2

Appendix B

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

ARTICLES OF AMENDMENT

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

FIRST:    The charter of the Corporation (the “Charter”) is hereby amended by inserting the following to the end of Section 1 of Article V of the Charter:

The Board of Directors, with the approval of a majority of the entire Board of Directors, and without any action by the stockholders, may amend these Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of stock that the Corporation has authority to issue.

SECOND:    The amendment to the Charter that is effected by these Articles of Amendment has been advised by the board of directors of the Corporation and approved by the stockholders of the Corporation in the manner and by the vote required by the Maryland General Corporation Law and the Charter.

THIRD:    The authorized stock of the Corporation has not been increased by these Articles of Amendment.

FOURTH:    As amended hereby, the Charter shall remain in full force and effect.

FIFTH:    These Articles of Amendment shall be effective as of the [] day of [] 2022.

[signatures on the next page]

B-1

IN WITNESS WHEREOF, CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by the person named below who acknowledges that these Articles of Amendment are the act of the Corporation and that, as to all matters and facts required to be verified under oath and to the best of his knowledge, information, and belief under the penalties of perjury, the matters and facts set forth herein are true in all material respects, as of this [] day of [], 2022.

ATTEST:	CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

By:
Karen Regan		John G. Popp
Secretary		President and Chief Executive Officer

B-2

Appendix C

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

ARTICLES OF AMENDMENT

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

FIRST:    The charter of the Corporation (the “Charter”) is hereby amended by inserting the following as a new Section 6 of Article VII of the Charter:

Section 6.    The Board of Directors shall have the power to authorize the issuance from time to time of shares of stock of the Corporation, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in these Articles of Incorporation, in the By-laws of the Corporation or under the General Laws of the State of Maryland.

SECOND:     The amendments to the Charter that is effected by these Articles of Amendment has been advised by the board of directors of the Corporation and approved by the stockholders of the Corporation in the manner and by the vote required by the Maryland General Corporation Law and the Charter.

THIRD:    The authorized stock of the Corporation has not been increased by these Articles of Amendment.

FOURTH:    As amended hereby, the Charter shall remain in full force and effect.

FIFTH:     These Articles of Amendment shall be effective as of the [] day of [] 2022.

[signatures on the next page]

C-1

IN WITNESS WHEREOF, CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by the person named below who acknowledges that these Articles of Amendment are the act of the Corporation and that, as to all matters and facts required to be verified under oath and to the best of his knowledge, information, and belief under the penalties of perjury, the matters and facts set forth herein are true in all material respects, as of this [] day of [], 2022.

ATTEST:	CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

By:
Karen Regan		John G. Popp
Secretary		President and Chief Executive Officer

C-2

CREDIT SUISSE

ASSET MANAGEMENT INCOME FUND, INC.

April 19, 2022

PRELIMINARY COPY - SUBJECT TO COMPLETION

ANNUAL MEETING PROXY CARD

Credit Suisse Asset Management Income Fund, Inc,

Eleven Madison Avenue

New York, NY 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

The undersigned hereby appoints Omar Tariq and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund. Due to the public health impact of the coronavirus pandemic (“COVID-19”) and to support the health and well-being of the Fund’s shareholders, the Meeting will be held virtually on the internet rather than in person. All shareholders are requested to vote by proxy by completing, dating and signing the enclosed proxy card and returning it promptly. You also may vote at the virtual Meeting if you choose to attend, on April 19, 2022 at 2:00 p.m. Eastern Time.

If you owned shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com or call AST at (866) 745-0271, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your 12-digit control number on your proxy card available when you call or include it in your email. If you choose to email, include your control number, full name and address, your intent to attend the Meeting and insert “Credit Suisse Asset Management Income Fund” in the Subject Line. If you choose to call, please have your control number handy as well. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If you hold your shares through an intermediary, such as bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to AST at attendameeting@astfinancial.com and you should label the email “Legal Proxy” in the subject line. If you hold your shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned shares as of the Record Date through an account statement or some other similar means. Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on Thursday, April 14, 2022. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote at the Meeting.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominee for Director named below.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournments, postponements, continuations, or reschedulings thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲ PLEASE FOLD HERE ▲

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ⬛

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

	For	Withhold
Election of Director:
Laura A. DeFelice	☐	☐

Laura A. DeFelice is being nominated to serve a three-year term.

	For	Against	Abstain
To amend the Fund’s charter to increase the number of authorized shares of common shares stock	☐	☐	☐

To amend the Fund’s charter to permit the Board of Directors, without any action by the shareholders of the Fund, to amend the charter from time to time to increase or decrease the aggregate number of authorized shares of stock of any class or series	☐	☐	☐

To amend the Fund’s charter to permit the Board of Directors, without any action by shareholders of the Fund, to issue stock from time to time	☐	☐	☐

MAILID:	“Scanner Bar Code”	CUSIP: 224916106